--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Utility Fund for the quarter ended September 30, 2004. The net asset values per share at that date were $12.63, $12.61, and $12.62 for Class A, B, and C shares, respectively. Class I shares had a net asset value of $12.64 per share. In addition, the initial quarterly distribution was declared for shareholders of record on September 16, 2004 and paid on September 17, 2004 in the amounts per share for Class A, B, C and I shares of $0.085, $0.065, $0.065, and $0.095, respectively.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Utility Fund had a total return, based on income and change in net asset value, of 5.4% for the Class A shares. Class B, C and I Shares returned 5.4%, 5.3%, and 5.6%, respectively. This compares to the S&P Supercomposite Utilities Index total return of 6.3% and the S&P 500 total return of -1.9% over the same period. For the period April 30, 2004 (commencement of operations) through September 30, 2004, Cohen & Steers Utility Fund had a return of 11.0% for the Class A shares. Class B, C and I Shares returned 10.6%, 10.6%, and 11.1%, respectively. This compares to the S&P Supercomposite Utilities Index total return of 9.3% and the S&P 500 total return of 1.4% over the same period. The asset mix of the fund as of September 30, 2004 consisted of 81% utility common stocks and 18% preferred and other fixed income investments (with the remaining 1% in cash). We have an allocation to preferred stocks to enhance the income potential of the fund. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any (standardized performance reflecting such sales loads is included at the end of this report).

    Utility shares outperformed the broader stock market averages during the quarter due mainly, in our view, to large dividend increases from several of the leading utilities in the sector, as well as a growing belief that while a real economic recovery is underway, its moderate pace of economic growth will lead the Federal Reserve to increase interest rates at a more measured pace than was expected. We also believe that investors may be growing more comfortable with how utility stocks will perform even if the economic recovery leads to higher interest rates.

    News of dividend increases from some of the largest utilities in the industry helped the integrated electric group, which generates, transmits and distributes electricity through regulated and unregulated companies, generate a total return of 7.1% during the third quarter. Electric distribution utilities, which are primarily engaged in the state-regulated distribution of electricity, had a 7.1% total return. As a more interest-rate-sensitive sector, electric distribution utility share prices benefited from declining interest rates and expectations for a slower increase in interest rates. The integrated natural gas sector had a 6.8% total return during the quarter. The share prices of integrated natural gas companies fluctuated with volatile natural gas and crude oil prices, which influences profits in the exploration and production business. Driven by strong demand and concern over supply disruptions, the price of crude oil increased 34% to $49.64 per barrel at quarter-end, while the price of natural gas rose 10% to $6.80 per MMBtu. The natural gas distribution sector produced a 3.6% total return.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

    The fund's best performing investments during the quarter were in the integrated natural gas and electric sectors, which produced total returns of 9.2% and 6.9%, respectively, while the worst performing sector for the fund was the natural gas distribution sector, which had a 3.5% total return.

    The fund's top contributors to performance also provide excellent examples of two of the positive trends that we believe are occurring throughout the utility industry: improving fundamentals and dividend growth. TXU Corp., one of the fund's largest holdings, had a total return of 18.6%. After many years of disappointing stock price performance, TXU shares rose significantly following the appointment of a new, highly respected CEO and his implementation of a broad restructuring program that has resulted in increased earnings, reduced debt, and lower business risk. The fund's largest holding, Exelon Corporation, was another top performer, contributing a total return of 11.1%. During the second quarter Exelon announced an 11% dividend increase and committed to growing their dividend payout ratio from 40% to 50 - 60% in 2005. This follows Exelon's 10% dividend increase just nine months ago in January 2004. Laggards during the quarter included Progress Energy, with a total return of -2.6% and Atmos Energy, which had a total return of -0.4%.

INVESTMENT OUTLOOK

    We expect utility fundamentals to continue to improve as companies address the challenges associated with the partial deregulation of the industry. Many utilities have exited poorly performing unregulated investments and are focused on improving operations at their core regulated utility franchises. At the same time, companies have in our view made substantial progress in strengthening balance sheets and free cash flow. Balance sheets are stronger following the issuance of over $60 billion in equity over the last four years. The cash flow profile of most utilities is improving dramatically due to the decline in unregulated capital expenditures. For the first time in many years the utility sector should be free cash flow positive in 2004.

    With an improving cash flow profile, declining business risk and relatively low dividend payout ratios, managements have resumed dividend growth after several years of declining dividend payments. Several utilities raised their dividends substantially over the last year, and we believe this trend will continue. For the year ended September 30, 2004, 26 companies out of 49 dividend-paying electric utilities raised their dividends by an average of 8%. No companies lowered their dividends during this period. Recent dividend increases came from some of the largest companies in the industry. The company with the largest market capitalization in the sector, Exelon Corporation, has raised its dividend 22% during 2004 and has committed to strong dividend growth again in 2005. FPL Group raised its dividend 11% in June and Edison International raised its dividend 25% in October. We expect continued strong dividend growth in the utility sector. The average utility dividend payout ratio, 55% currently, is still very low relative to the long-term historical average of 75%.

    We continue to concentrate our portfolio in companies that we believe have the potential for above-average growth in earnings and dividends. We focus on the more highly regulated utilities that have above-average credit quality (all of the companies in our portfolio have investment grade senior debt ratings). In our view, companies with these characteristics offer the potential for greater stability of earnings and dividends. These businesses include

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

regulated and integrated electric and gas utilities and natural gas pipelines. We do not have a focus on sectors such as telecommunications and independent power producers because we believe their business models and industry fundamentals will result in greater volatility of earnings and cash flows. We have a modest allocation to companies that we believe have positive earnings sensitivity from high natural gas and crude oil prices through: a) natural gas utilities engaged in exploration and production, and b) electric utilities with coal and nuclear generation that benefit as high natural gas prices are increasingly the marginal price-setting fuel in U.S. power markets.

    We believe utilities stand to benefit from an overall constructive regulatory environment in several ways. Many state regulators are working proactively with electric utilities to ensure price stability for customers. Regulators have also supported utilities' efforts to move unregulated power plants into the regulated asset base where we feel utilities have the ability to earn more attractive and stable financial returns on capital investments. Many state regulators have also allowed utilities to incorporate the costs of environmental upgrades to coal fired power plants in customer rates. We anticipate that regulation designed to promote the enhancement of the electric transmission grid will provide attractive investment opportunities for utilities. The sector should also profit from the need to invest in the natural gas infrastructure in areas such as pipelines, storage, and liquefied natural gas terminals.

    We believe that utility stocks should continue to benefit from their attractive dividend yields, especially with a growing awareness that utilities are one of the highest yielding sectors in the S&P 500 that qualifies for the new tax rate on dividends. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the federal tax rate on qualified dividend income to a maximum of 15%, down from a prior top rate of 38.6%. With attractive fundamentals, constructive regulation, and strong financial performance, we believe utilities will be a main beneficiary of investors' demand for more conservative income-producing equity investments. Consequently, we believe Cohen & Steers Utility Fund is well positioned to deliver potentially attractive current income and capital appreciation over time.

Sincerely,

       Martin Cohen                    Robert H. Steers
       MARTIN COHEN                    ROBERT H. STEERS
       President                       Chairman

       Robert Becker                   William F. Scapell
       ROBERT BECKER                   WILLIAM F. SCAPELL
       Portfolio Manager               Portfolio Manager

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.


--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE        YIELD(a)
                                                   ---------   -----------   ------------
COMMON STOCK                              79.51%(b)
    ELECTRIC -- INTEGRATED                62.32%
         Ameren Corp.............................     6,793    $   313,497       5.50%
         American Electric Power Co..............     9,307        297,452       4.38
         Cinergy Corp............................     7,370        291,852       4.75
         DTE Energy Co. .........................     7,483        315,708       4.88
         Dominion Resources......................     6,576        429,084       3.95
         Duke Energy Corp........................    22,809        522,098       4.81
         E.On AG (ADR)c..........................     1,350         99,495       3.81
         Edison International....................    11,761        311,784       3.02
         Entergy Corp............................     7,783        471,728       2.97
         Exelon Corp.............................    15,947        585,095       3.33
         FirstEnergy Corp........................     8,962        368,159       3.65
         FPL Group...............................     6,622        452,415       3.98
         Hawaiian Electric Industries............     1,190         31,583       4.67
         NiSource................................    10,095        212,096       4.38
         Pinnacle West Capital Corp..............     4,661        193,431       4.34
         PPL Corp. ..............................     7,329        345,782       3.48
         Progress Energy.........................     7,405        313,528       5.43
         Public Service Enterprise Group.........     8,538        363,719       5.16
         Puget Energy............................     7,214        163,758       4.41
         SCANA Corp..............................     4,917        183,601       3.91
         Scottish Power plc (ADR)(c).............     5,078        156,606       4.15
         Southern Co. ...........................    16,688        500,306       4.77
         TXU Corp................................    11,236        538,429       1.04
         Westar Energy...........................     9,377        189,415       3.76
         Xcel Energy.............................    17,365        300,762       4.79
                                                               -----------
                                                                 7,951,383
                                                               -----------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.
(c) American Depository Receipt.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD
                                                   ---------   -----------   ------------
    ELECTRIC -- DISTRIBUTION               7.38%
         Consolidated Edison.....................     8,826    $   371,045       5.38%
         Energy East Corp........................     7,606        191,519       4.13
         National Grid Transco plc (ADR)(a)......     2,956        126,605       4.97
         NSTAR...................................     2,566        125,991       4.52
         Pepco Holdings..........................     6,356        126,484       5.03
                                                               -----------
                                                                   941,644
                                                               -----------
    GAS -- DISTRIBUTION                    2.38%
         AGL Resources...........................     3,077         94,679       3.77
         Atmos Energy Corp.......................     1,532         38,591       4.84
         New Jersey Resources Corp...............     1,050         43,470       3.14
         Vectren Corp. ..........................     5,022        126,454       4.53
                                                               -----------
                                                                   303,194
                                                               -----------
    GAS -- INTEGRATED                      5.44%
         Energen Corp. ..........................     1,224         63,097       1.49
         Equitable Resources.....................     3,522        191,280       2.80
         KeySpan Corp. ..........................     4,029        157,937       4.54
         Sempra Energy...........................     7,799        282,246       2.76
                                                               -----------
                                                                   694,560
                                                               -----------
    PIPELINES                              1.99%
         Questar Corp............................     5,538        253,751       1.88
                                                               -----------
         TOTAL UTILITIES.........................               10,144,532
                                                               -----------
              TOTAL COMMON STOCK
                (Identified cost --$9,747,851)...               10,144,532
                                                               -----------


-------------------
(a) American Depository Receipt.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD
                                                   ---------   -----------   ------------
PREFERRED SECURITIES -- $25 PAR VALUE     15.17%
    AGRICULTURAL CHEMICALS                 0.69%
         Agrium, 8.00% (COPrS)(a)................     3,500    $    88,340       7.92%
                                                               -----------
    FINANCE                                0.27%
         MBNA Capital, 8.125%, Series D
            (TruPS)(b)...........................     1,300         34,710       7.60
                                                               -----------
    HOTEL                                  1.01%
         Ashford Hospitality Trust, 8.55%,
            Series A.............................     5,100        129,591       8.42
                                                               -----------
    MEDIA                                  3.46%
       CABLE TELEVISION                    2.86%
         Shaw Communications, 8.45%, Series A
            (COPrS)(a)...........................     5,297        133,220       8.39
         Shaw Communications, 8.50%, Series B
            (COPrS)(a)...........................     9,200        231,380       8.47
                                                               -----------
                                                                   364,600
                                                               -----------
       DIVERSIFIED SERVICES                0.60%
         Liberty Media Corp., 8.75% (CBTCS)(c)...       800         21,160       8.28
         Liberty Media Corp., 8.75% (PPLUS)(d)...     2,050         55,165       8.14
                                                               -----------
                                                                    76,325
                                                               -----------
         TOTAL MEDIA.............................                  440,925
                                                               -----------
    OFFICE                                 2.45%
         Corporate Office Properties Trust,
            8.00%, Series G......................     2,100         53,550       7.84
         CRT Properties, 8.50%, Series A.........     3,400         89,590       8.08
         Highwoods Properties, 8.00%,
            Series B.............................     2,500         62,925       7.95
         Highwoods Properties, 8.00%,
            Series D.............................     4,253        106,112       8.02
                                                               -----------
                                                                   312,177
                                                               -----------


-------------------
(a) (COPrS) Canadian Origin Preferred Securities.
(b) (TruPS) Trust Preferred Securities.
(c) (CBTCS) Corporate Backed Trust Certificates.
(d) (PPLUS) Preferred Plus Trust.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD
                                                   ---------   -----------   ------------
    REAL ESTATE                            4.69%
         Alexandria Real Estate Equities,
            8.375%, Series C.....................     3,550    $    93,187       7.96%
         CBL & Associates Properties, 7.75%,
            Series C.............................       900         23,589       7.40
         Innkeepers USA Trust, 8.00%,
            Series C.............................     7,300        184,690       7.91
         LTC Properties, 8.00%, Series F.........     1,500         38,130       7.87
         Maguire Properties, 7.625%, Series A....     3,650         90,885       7.67
         Mills Corp., 9.00%, Series C............     1,000         27,500       8.18
         Mills Corp., 8.75%, Series E............       300          8,100       8.11
         PS Business Parks, 7.95%, Series K......     1,300         33,963       7.68
         SL Green Realty Corp., 7.875%,
            Series D.............................     3,850         98,175       7.73
                                                               -----------
                                                                   598,219
                                                               -----------
    SHOPPING CENTER                        0.31%
       COMMUNITY CENTER
         Cedar Shopping Centers, 8.875%,
            Series A.............................     1,500         39,375       8.46
                                                               -----------
    UTILITIES                              2.29%
       ELECTRIC -- INTEGRATED              2.12%
         EIX Trust I, 7.875%, Series A...........     9,350        235,713       7.81
         Energy East Capital Trust I, 8.25%......     1,300         34,697       7.72
                                                               -----------
                                                                   270,410
                                                               -----------
       GAS -- DISTRIBUTION                 0.17%
         AGL Capital Trust II, 8.00% (TruPS)(a)..       800         21,256       7.53
                                                               -----------
         TOTAL UTILITIES.........................                  291,666
                                                               -----------
              TOTAL PREFERRED SECURITIES --
                $25 PAR VALUE
                (Identified cost --$1,920,568)...                1,935,003
                                                               -----------

-------------------
(a) (TruPS) Trust Preferred Securities.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                      PAR                      DIVIDEND
                                                     VALUE        VALUE         YIELD
                                                   ---------   -----------   ------------
PREFERRED SECURITIES -- CAPITAL TRUST      2.42%
    DIVERSIFIED FINANCIAL SERVICES         2.42%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)...............  $300,000    $   308,536       7.78%
                                                               -----------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost -- $305,801)....                  308,536
                                                               -----------
TOTAL INVESTMENTS (Identified
  cost -- $11,974,220) ..................  97.10%               12,388,071(a)
OTHER ASSETS IN EXCESS OF LIABILITIES ...   2.90%                  370,476
                                          ------               -----------
NET ASSETS .............................. 100.00%              $12,758,547
                                          ------               -----------
                                          ------               -----------

-------------------
(a) At September 30, 2004, net unrealized appreciation was $413,851 based on cost for federal income tax purposes of $11,974,220. This consisted of aggregate gross unrealized appreciation on investments of $426,495 and aggregate gross unrealized depreciation on investments of $12,644.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $5,426,589
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     429,555
                                                              ----------
    Net asset value and redemption price per share(a).......  $    12.63
                                                              ----------
                                                              ----------
    Maximum offering price per share ($12.63[div]0.955)(b)..  $    13.23
                                                              ----------
                                                              ----------
CLASS B SHARES:
    NET ASSETS..............................................  $1,509,642
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     119,752
                                                              ----------
    Net asset value and offering price per share(a).........  $    12.61
                                                              ----------
                                                              ----------
CLASS C SHARES:
    NET ASSETS..............................................  $4,699,395
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     372,532
                                                              ----------
    Net asset value and offering price per share(a).........  $    12.61
                                                              ----------
                                                              ----------
CLASS I SHARES:
    NET ASSETS..............................................  $1,122,921
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................      88,855
                                                              ----------
    Net asset value, offering and redemption price per
       share................................................  $    12.64
                                                              ----------
                                                              ----------

-------------------
(a) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.
(b) On investments of $100,000 or more, the offering price is reduced.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                            FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                                         NET ASSET VALUE
                                           NET ASSETS                                       PER SHARE
                        -------------------------------------------------   -----------------------------------------
                         CLASS A      CLASS B      CLASS C      CLASS I     CLASS A    CLASS B    CLASS C    CLASS I
                         -------      -------      -------      -------     -------    -------    -------    -------
NET ASSET VALUE:
Beginning of period:
  4/30/04.............  $      115   $      115   $      115   $   99,930    $11.46     $11.46     $11.46     $11.46
                        ----------   ----------   ----------   ----------    ------     ------     ------     ------
  Net investment
    income............      25,742        5,529       18,699       13,742      0.07       0.06       0.06       0.16
  Net realized and
    unrealized gain on
    investments.......     145,623       38,082      142,312       98,808      1.19       1.16       1.16       1.12
  Distributions from
    net investment
    income............     (32,471)      (6,649)     (20,671)      (8,356)    (0.09)     (0.07)     (0.07)     (0.10)
                                                                             ------     ------     ------     ------
  Capital stock
    transactions:
    Sold..............   5,355,402    1,475,279    4,608,602      910,500
    Distributions
       reinvested.....       8,738           86        1,153        8,356
    Redeemed..........     (76,560)      (2,800)     (50,815)         (60)
                        ----------   ----------   ----------   ----------
Net increase in net
  asset
  value...............   5,426,474    1,509,527    4,699,280    1,022,990      1.17       1.15       1.15       1.18
                        ----------   ----------   ----------   ----------    ------     ------     ------     ------
End of period:
  9/30/2004...........  $5,426,589   $1,509,642   $4,699,395   $1,122,921    $12.63     $12.61     $12.61     $12.64
                        ----------   ----------   ----------   ----------    ------     ------     ------     ------
                        ----------   ----------   ----------   ----------    ------     ------     ------     ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       11

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                           TOTAL RETURNS -- CLASS A(a)
                 (PERIOD ENDED SEPTEMBER 30, 2004) (UNAUDITED)

          SINCE INCEPTION (4/30/04)
----------------------------------------------
      INCLUDING               EXCLUDING
     SALES CHARGE            SALES CHARGE
----------------------  ----------------------
        5.96%                   10.95%

Returns on the fund's other share classes will vary because of differing expense ratios and sales charges. Through December 31, 2004, the fund's advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's operating expenses at 1.50% for the Class A shares and 2.15% for the Class B shares and Class C shares. Absent such waivers and reimbursements, returns would have been lower.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by calling 1-800-330-7348 or by visiting cohenandsteers.com.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

-------------------
(a) Based on net asset value.

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                                       12

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                    FOR TOTAL RETURN:

                 COHEN & STEERS                                           COHEN & STEERS
               REALTY INCOME FUND                                         REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
                                                             IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                     FOR TOTAL RETURN:                           FOR CAPITAL APPRECIATION:

                      COHEN & STEERS                                  COHEN & STEERS
                       UTILITY FUND                                  REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C, AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

OFFICERS AND DIRECTORS                          KEY INFORMATION

Robert H. Steers                                INVESTMENT ADVISOR
Director and chairman                           Cohen & Steers Capital Management, Inc.
                                                757 Third Avenue
Martin Cohen                                    New York, NY 10017
Director and president                          (212) 832-3232

Bonnie Cohen                                    SUBADMINISTRATOR AND CUSTODIAN
Director                                        State Street Bank and Trust Company
                                                225 Franklin Street
George Grossman                                 Boston, MA 02110
Director
                                                TRANSFER AGENT
Richard J. Norman                               Boston Financial Data Services, Inc.
Director                                        66 Brooks Drive
                                                Braintree, MA 02184
Willard H. Smith Jr.                            (800) 437-9912
Director
                                                LEGAL COUNSEL
Robert Becker                                   Simpson Thacher & Bartlett LLP
Vice president                                  425 Lexington Avenue
                                                New York, NY 10017
Adam Derechin
Vice president and assistant treasurer          DISTRIBUTOR
                                                Cohen & Steers Securities, LLC
Joseph M. Harvey                                757 Third Avenue
Vice president                                  New York, NY 10017

William F. Scapell                              Nasdaq Symbol: Class A - CSUAX
Vice president                                                 Class B - CSUBX
                                                               Class C - CSUCX
Lawrence B. Stoller                                            Class I - CSUIX
Assistant secretary
                                                Web site: cohenandsteers.com

                                                This report is authorized for delivery
                                                only to shareholders of Cohen & Steers
                                                Utility Fund, Inc. unless accompanied or
                                                preceded by the delivery of a currently
                                                effective prospectus setting forth
                                                details of the fund. Past performance is
                                                of course no guarantee of future results
                                                and your investment may be worth more or
                                                less at the time you sell.

--------------------------------------------------------------------------------
                                       14

COHEN & STEERS
UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017




[COHEN & STEERS UTILITY FUND LOGO]

       --------------------

         QUARTERLY REPORT
        SEPTEMBER 30, 2004


                         STATEMENT OF DIFFERENCE

The division sign shall be expressed as.................................. [div]